UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

November 10, 2005

Magellan Health Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

55 Nod Road Avon, Connecticut		06001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

Magellan Health Services, Inc. (the “Company”), entered into an Underwriting Agreement dated November 3, 2005 (the “Underwriting Agreement”), by and among the Company, Magellan Holdings L.P. and J.P. Morgan Securities Inc., as underwriter, in connection with the sale of stock by affiliates of Onex Corporation and as required under a Registration Rights Agreement dated January 5, 2004.  The offering closed on November 9, 2005.  The Company did not receive any of the proceeds of the sale.  A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto.

Item 9.01.              Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 3, 2005, by and among the Company, Magellan Holdings L.P and J.P. Morgan Securities Inc., as underwriter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

By:	/s/ Mark S. Demilio
Name:	Mark S. Demilio
Title:	Executive Vice President and Chief financial Officer

Dated:  November 10, 2005

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 3, 2005, by and among the Company, Magellan Holdings L.P. and J.P. Morgan Securities Inc., as underwriter.